UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 12, 2016

Aviragen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Northwinds Parkway, Suite 100, Alpharetta, GA 30009
(Address of principal executive offices and zip code)

(678) 221-3350
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 12, 2016, Aviragen Therapeutics, Inc. (the “Company”) issued a press release announcing that it is resuming enrollment in the Phase 2a Trial of BTA585 for the treatment of respiratory syncytial virus (“RSV”) infections. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated July 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aviragen Therapeutics, Inc.

Date: July 13, 2016	/s/ Joseph M. Patti
Name: Joseph M. Patti
Title: Chief Executive Officer and President (Duly Authorized Officer)

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated July 12, 2016.